UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         September 30, 2013

CD INTERNATIONAL ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Florida	001-33694	13-3876100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

431 Fairway Drive, Suite 200, Deerfield Beach, FL	33441
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	954-363-7333

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 30, 2013, CD International Enterprises, Inc.’s (“we”, "us” or "our”) filed a Current Report on the Form 8-K (the "Form 8-K") relating to our Employment Agreement Amendment with our CEO Dr. Yuejian (James) Wang. This Amendment No. 1 to the Form 8-K is filed to correct a typo on the number of shares of option to our common stock granted to Dr. Wang. No other changes have been made to the Form 8-K.

Item 1.01       Entry into a Material Definitive Agreement.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2013 CD International Enterprises, Inc. entered into an Employment Agreement Amendment with our Chief Executive Officer Yuejian (James) Wang which modified the compensation terms of his Employment Agreement dated July 2, 2013.  Under the terms of this amendment, beginning on October 1, 2013 Dr. Wang’s base salary was reduced to $360,000 per year through the remaining term of the agreement.  As consideration for this salary reduction, we granted Dr. Wang three year non-plan options to purchase 9,000,000 shares of our common stock with an exercise price of $0.05 per share, vesting in thirds annually in arrears commencing on September 30, 2014.

In addition, at September 30, 2013 we owed Dr. Wang $405,000 in accrued but unpaid compensation.  Under the terms of the amendment, we have the option to either pay Dr. Wang this amount in (i) cash, (ii) shares of our common stock valued at $0.05 per share, or (iii) by transferring to him shares of stock we own in our Consulting segment’s client companies which we have accepted in payment of services to us.

The description of the terms and conditions of the Employment Agreement Amendment dated September 30, 2013 and the stock option agreement are qualified in their entirety by reference to these agreements which are filed as Exhibits 10.60 and 10.61 to this report.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits

10.60
Employment Agreement Amendment dated as of September 30, 2013 by and between CD International Enterprises, Inc. and Yuejian (James) Wang, Ph.D. (Incorporated herein by reference to Exhibit 10.60 as part of the Company’s Form 8-K as filed with the Commission on September 30, 2013)

10.61
Stock Option Agreement dated as of September 30, 2013 by and between CD International Enterprises, Inc. and Yuejian (James) Wang, Ph.D.  (Incorporated herein by reference to Exhibit 10.61 as part of the Company’s Form 8-K as filed with the Commission on September 30, 2013)

*     Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K.  CD International Enterprises, Inc. agrees to furnish a supplemental copy of an omitted exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CD INTERNATIONAL ENTERPRISES, INC.

Date: October 10, 2014	By:	/s/ Yuejian (James) Wang
Yuejian (James) Wang Chief Executive Officer and President